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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Trust's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-4961, 333-31421,
333-39797 and 333-38515.


                                          ARTHUR ANDERSEN LLP


Chicago, Illinois
March 13, 1998